UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2013 – November 30, 2014

Item 1.  Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND

ANNUAL REPORT 2014

MACQUARIE

Section 19(b) Disclosure

NOVEMBER 30, 2014 (unaudited)

Macquarie Global Infrastructure Total Return Fund (“MGU” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.35 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period if applicable, would be included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund website www.macquarie.com/mgu.

CAUTION REGARDING FORWARD-LOOKING

STATEMENTS AND PAST PERFORMANCE

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s Prospectus.

Investments in the Fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

1

Stockholder Letter

NOVEMBER 30, 2014 (unaudited)

Introduction

We are pleased to present this annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. for the twelve months ended November 30, 2014 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global infrastructure securities enjoyed strong performance in the Period, well above the returns from global equities.

Stock markets in the major developed economies commenced 2014 in a choppy fashion due to a combination of profit-taking after last year’s strong gains, reappraisal of lofty earnings growth expectations and concerns about the global impact of US Federal Reserve (“Fed”) tapering. The underlying nervousness in risk asset markets was reinforced in January as concerns about the impact of the tapering of the Fed’s Quantitative Easing (“QE”) asset purchases on emerging market economies were reignited. Investors subsequently focused on developments in Ukraine and Russia, as well as slower growth and financial strains appearing in China.

Policymakers in the major economies reaffirmed their commitment to growth and prosperity as they continued to confront structural weaknesses in their respective economies. This commitment was beneficial for risk assets, as global equities enjoyed strong tailwinds in Q2. However, the impetus for global growth continued to come from the major developed economies, while emerging market economies continued to struggle with various macro stability issues.

Global equities began the summer on a relatively stable note. Data released in June indicated the recovery in developed economies remained on track, while developing economies showed signs of stabilization. Markets remained focused on central bank policy, in particular the European Central Bank (ECB) and Fed policy announcements. The CBOE Volatility Index®, a measure of expected equity market volatility, fell to its lowest level since early 2007.

During the September quarter, geopolitical and macro events contributed to some volatility as investors watched continued developments in Ukraine and the Middle East, the Argentine government’s default and problems at Portuguese bank Banco Espirito Santo. Economic data highlighted the widening gap between strengthening economic recovery in the US and generally lackluster activity elsewhere. The challenges of navigating a very uneven global landscape were further complicated by worries about Chinese growth, concerns of encroaching Eurozone deflation, geopolitical tension, and uncertainties

2

about the timeline for Fed interest rate normalization.

Global equities finished the Period in positive territory. Central banks remained at the forefront in global markets in November, with Japan, Europe and China all stepping up their accommodative monetary policies. The Fed began to lay the groundwork for potential rate increases in 2015, having completed its asset purchase program in October, closing a program that had provided significant support to most markets.

For the Twelve-Month Period Ended November 30, 2014(1)	Total Returns (%)(2)
Macquarie Global Infrastructure Total Return Fund – NAV	21.24
Macquarie Global Infrastructure Total Return Fund – Market Price	28.42
S&P Global Infrastructure Index (Net Total Return)(3)	14.37
Macquarie Global Infrastructure Index(4) (“MGII”)	16.10
MSCI World Index (Net Total Return)(5)	8.91

Past performance is not indicative of future results. One cannot invest directly in an index.

There were a number of factors driving the Fund’s total NAV return during the Period:

—	The strong performance of energy pipeline stocks, particularly in the U.S. and Canada;

—	The good performance in the Electric Utilities sector;

—	The strength in the Toll Road and Rail/Other Transportation sectors; and

—	Weakness in the Seaport sector

Let’s look at these reasons in further detail.

Pipelines

The Pipelines sector was the largest contributor to the Fund’s total return in the Period. Enbridge Inc was a leading performer as the company’s stock surged following the Q1 announcement of a C$7 billion project within its Canadian mainline system. Late in the Period, the company received regulatory approval to proceed with the construction of its Flanagan South pipeline in the midwest United States. The line will connect with Enbridge’s existing mainline system in Chicago to allow the transportation of crude oil south to the US Gulf Coast. The pipeline, which should begin service in early 2015, is an example of the attractive organic growth opportunities available to incumbent pipeline network owners.

Energy Transfer Equity was another notable outperformer. In mid 2014,

Unless otherwise indicated, all references to currency are to USD.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.

(3)	The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.

(4)	The Macquarie Global Infrastructure Index consists of approximately 250 infrastructure/utilities stocks in the FTSE Global All-Cap Index.

(5)

The MSCI World Index is a stock market index of approximately 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

3

Stockholder Letter

NOVEMBER 30, 2014 (unaudited)

the company secured sufficient customer commitments to proceed with two large long haul pipeline projects. The first pipeline will transport crude oil from the Bakken region and connect with its existing Trunkline pipeline, to provide access to Midwest, East Coast and Gulf Coast markets. The second pipeline will connect Marcellus/Utica gas to various markets in the US and Canada, also using the existing Trunkline pipeline to access the Gulf Coast market. These projects highlight the diversity of Energy Transfer’s business, as well as the value-adding options provided by its existing asset footprint.

Williams Companies was another meaningful contributor after announcing that it would acquire the remaining 50% interest in the general partner of Access Midstream Partners (ACMP) and common units from a private equity firm for US $6 billion. Williams also proposed to merge ACMP with Williams Partners (WPZ). As a result, the company raised dividend growth guidance for the next three years to 36%, 26% and 15%, respectively, from 20% per annum previously.

Magellan Midstream Partners also performed well, especially early in the Period after posting strong Q1 earnings results and raising overall guidance for 2014. It also placed into service the Bridgetex pipeline, providing a conduit for crude oil from the prolific Permian Basin to reach the Houston Gulf Coast area.

Electric Utilities

Many US and European utilities rebounded from earlier weakness as the Period began. American Electric Power performed strongly after it reported earnings above consensus, raised full-year guidance and confirmed its long-term growth outlook. In France, GDF Suez began the year very strongly after it increased 2014 earnings guidance, confirmed a dividend cut (which was already anticipated by investors) and terminated its asset disposal program. It also reported results above consensus.

SSE plc in the UK also performed well after receiving a better than expected proposal by the UK energy regulator for its electricity distribution business. The company closed the Period strongly due to improving business fundamentals and reduced risk after Scotland voted to remain in the UK. PG&E also gained strongly after the uncertainty and potential downside in relation to penalties arising from the 2010 residential gas pipeline explosion in San Francisco were significantly reduced early in the Period.

CMS Energy Corporation was another strong performer as the company posted particularly solid results within a sector that enjoyed broad gains in the Period. On the negative side, Energias Do Brazil was one of the few detractors as macroeconomic headwinds proved to be an obstacle to share price returns.

4

Toll Roads

The Toll Road sector posted a strong return, led by European toll roads such as Atlantia and Abertis Infraestructuras, which benefited from declines in domestic bond yields as well as the improved investor sentiment towards the macro outlook. Abertis also completed a number of transactions as it executed its portfolio rationalization strategy. The Fund’s largest holding, Transurban, performed well after announcing two major Australian transactions in April - the acquisition of Queensland Motorways and an upgrade to CityLink in Melbourne. In May, Transurban successfully completed an *$A2.3 billion equity raising to help fund the acquisition. Transurban finished the year more than 20% above the entitlement offer price. On the negative side, Vinci traded lower late in the Period as the market focused heavily on the potential for a slowdown in the construction side of the company, notwithstanding that it is a relatively small component of its valuation and its French motorways and Portuguese airports continued to perform well.

Rail/Other Transportation

In the Rail sector, Groupe Eurotunnel began the Period strongly after it reported solid operating performance in Q4 2013, driven by record full year passenger volumes on the Eurostar train service. It also benefitted from the publication of a consultant’s report forecasting 14 million passengers each year on high-speed rail between the UK and Europe by 2020 (up around 40% from 2013.) The stock made further gains after increasing its dividend and providing 2015 guidance above expectations.

East Japan Railway performed well as more information became available about the large public-private project to redevelop areas around the Shinagawa station in Tokyo. The plan includes adding a station as part of the Yamanote loop train by 2020. The company also announced plans for a new railway line that would link Haneda Airport with the Tokyo and Shinjuku stations.

Seaports

Seaports was the only significant sector to experience a decline. Shares of Vopak fell after the company reported disappointing first quarter results and downgraded full year guidance due to deteriorating performance in its European terminals. However, it recovered following its half-year results and guidance upgrade in August. China Merchants was weaker largely due to undertaking a significant fund raising through offering mandatory convertible (to equity) debt securities.

Cosco Pacific and Dalian Port suffered early declines on global growth concerns, but recovered those losses late in the Period, to post positive returns.

*	A$ - Australian Dollar

5

Stockholder Letter

NOVEMBER 30, 2014 (unaudited)

Leverage

Leverage made a positive contribution to the Fund’s return during the Period.

As of November 30, 2014, the Fund had US$ 90 million and EUR 35 million in leverage outstanding. At Period-end, the Fund’s leverage was 27.3% of its total assets, which is within the limit outlined in the Fund’s Prospectus. To avoid magnifying the exposure to U.S. dollars due to leverage, the Fund also borrowed Euros to help offset the currency exposure of the investments with the currency of the borrowings.

In determining the leverage level for the Fund, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to reference benchmarks

The Fund, which is not managed against any benchmark, strongly outperformed two reference benchmarks, the S&P Global Infrastructure Index (Net Total Return) and the Macquarie Global Infrastructure Index (“MGII”). The Fund also strongly outperformed the MSCI World Index (Net Total Return). The main contributors to the Fund’s outperformance were the benefit of leverage and stock selection across the portfolio.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 53 global infrastructure stocks representing 16 countries and 12 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of November 30, 2014.

Rank	Stock	Country	Infrastructure Sector(6)	%(7)
1	Transurban	Australia	Toll Roads	5.9
2	Sempra Energy	United States	Electricity and Gas Distribution	4.9
3	Enbridge	Canada	Pipelines	4.8
4	Atlantia	Italy	Toll Roads	4.4
5	Groupe Eurotunnel	France	Rail / Other Transportation	4.1
6	GDF Suez	France	Electric Utility	3.8
7	China Merchants	China	Seaports	3.7
8	Williams Companies	United States	Pipelines	3.3
9	National Grid	United Kingdom	Electricity Transmission	3.3
10	Crown Castle International	United States	Communications Infrastructure	3.2

Subject	to change in the future.

(6)

Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification. Classifications are made by the Investment team and based on the primary business segment of the issuer.

(7)	Based on Total Assets as defined in the Prospectus.

6

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2014(7)	% Point Change over Period	% of Fund on November 30, 2013(7)
United States	35.4	2.7	32.7
France	12.1	(1.1)	13.2
China	7.4	(0.2)	7.6
United Kingdom	7.2	(1.6)	8.8
Canada	7.0	(1.7)	8.7
Australia	6.8	1.2	5.6
Italy	4.4	1.5	2.9
Germany	2.9	0.0	2.9
Spain	2.8	0.5	2.3
Japan	2.6	0.0	2.6
Switzerland	2.5	0.0	2.5
Singapore	2.1	0.2	1.9
Luxembourg	1.0	0.4	0.6
New Zealand	1.0	1.0	0.0
Brazil	1.0	(2.0)	3.0
Netherlands	0.5	(1.0)	1.5
India	—	(0.4)	0.4
Other Net Assets	3.3	0.5	2.8

Subject	to change in the future.

Infrastructure Sector(6)	% of Fund on November 30, 2014(7)	% Point Change over Period	% of Fund on November 30, 2013(7)
Pipelines	17.9	(1.5)	19.4
Electric Utility	16.3	(0.4)	16.7
Toll Roads	16.0	4.7	11.3
Electricity and Gas Distribution	11.9	4.3	7.6
Seaports	8.9	(3.5)	12.4
Airports	5.4	0.2	5.2
Communications Infrastructure	5.2	(1.5)	6.7
Rail / Other Transportation	5.2	0.1	5.1
Electricity Transmission	4.6	(2.7)	7.3
Social Infrastructure	2.0	0.0	2.0
Water	1.7	(0.8)	2.5
Electricity Generation	1.6	1.6	0.0
Diversified	—	(1.0)	1.0
Other Net Assets	3.3	0.5	2.8

Subject	to change in the future.

(6)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.
(7)	Based on Total Assets as defined in the Prospectus.

7

Stockholder Letter

NOVEMBER 30, 2014 (unaudited)

Distributions

The Fund raised its quarterly distribution to $0.35 per share in December 2013 and maintained that distribution in March 2014, June 2014 and September 2014. Altogether, the Fund paid $1.40 per share during this Period.

Based on current estimates we anticipate this has been paid from net income and long-term capital gains. The final determination of the source of all distributions in 2014, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2014.

Outlook

Against the backdrop of increased financial markets volatility, declining commodity prices and downgrades to the International Monetary Fund’s global growth forecasts, concerns about the strength and durability of global demand have emerged. Indeed, the recent disinflationary trends in commodity and energy prices are being driven by demand-side factors, which have replaced supply-side influences in global markets. On balance, continuing uneven activity, low levels of nominal income growth and ongoing structural challenges are being interpreted by investors as portending another year of sub-potential growth.

Given the weak economic outlook and ongoing debt pressures in Europe, we expect to continue to see further asset sales either by companies or by governments, which may provide investment opportunities. For example, in November Italian electric utility company, Enel, sold a further stake in its Spanish subsidiary Endesa to reduce its debt, while German utility company, E.ON, sold its business in Spain and Portugal - an integrated electric utility operating in electricity distribution, electricity generation and electricity and gas supply.

While recent months have seen an increase in overall volatility, we believe that this has created some attractively valued opportunities. Given the current level of monetary stimulus in the global economy, the portfolio remains positioned with a defensive bias. While we maintain a cautious stance in Europe, we have added exposure selectively. We continue to have a positive view on the Pipeline sector where we believe low risk, value-enhancing investment opportunities that should drive further earnings and dividend growth.

We continue to identify what we believe are attractive global listed infrastructure companies and are looking for opportunities to selectively increase our holding or introduce to the portfolio stocks that we believe are oversold.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/ or operate infrastructure assets that

8

we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Brad Frishberg

Chief Executive Officer

Co-Portfolio Manager

Jonathon Ong

Co-Portfolio Manager

9

Schedule of Investments

NOVEMBER 30, 2014

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS -125.89%
Australia - 9.32%
DUET Group	1,863,229	$3,884,270
DUET Group - Institutional Entitlement Offer Shares(1)	209,610	436,974
Transurban Group(2)	4,084,201	28,879,207
		33,200,451

Brazil -1.33%
EDP Energias do Brasil SA(2)	664,900	2,539,423
Prumo Logistica SA(1)(2)	10,330,195	2,207,478
		4,746,901

Canada - 9.59%
Enbridge, Inc.	508,160	23,330,477
TransCanada Corp.	227,903	10,852,049
		34,182,526

China -10.10%
China Longyuan Power Group Corp., Ltd.	1,682,000	1,808,824
China Merchants Holdings International Co., Ltd.	5,334,012	18,260,922
COSCO Pacific, Ltd.	3,915,433	5,321,384
ENN Energy Holdings, Ltd.	568,000	3,471,610
Hopewell Highway Infrastructure, Ltd.	6,992,000	3,389,951
Huadian Fuxin Energy Corp., Ltd.	6,974,000	3,740,929
		35,993,620

France -16.65%
Eiffage SA	100,714	4,901,012
Electricite de France SA GDF Suez	230,895 747,169	6,912,121 18,409,562
Groupe Eurotunnel SA(2)	1,545,287	19,973,960
Vinci SA	168,897	9,130,447
		59,327,102

Germany - 4.06%
Fraport AG Frankfurt Airport Services Worldwide(2)	156,389	9,551,045
Hamburger Hafen und Logistik AG	215,512	4,908,049
		14,459,094

Italy - 6.06%
Atlantia SpA(2)	855,830	21,581,717

Japan - 3.61%
East Japan Railway Co.	73,800	5,530,881
Tokyo Gas Co., Ltd.(2)	1,346,473	7,340,583
		12,871,464

Luxembourg -1.39%
Intelsat SA(1)	281,918	4,964,576

10	See Notes to Financial Statements.

Description	Shares	Value $

Netherlands - 0.67%
Koninklijke Vopak NV(2)	47,721	$2,397,295

New Zealand -1.34%
Auckland International Airport, Ltd.	1,570,604	4,768,367

Singapore - 2.95%
Hutchison Port Holdings Trust(2)	15,330,000	10,501,050

Spain - 3.88%
Abertis Infraestructuras SA(2)	481,728	10,308,923
EDP Renovaveis SA	340,000	2,292,287
Endesa SA	64,022	1,237,515
		13,838,725

Switzerland - 3.49%
Flughafen Zuerich AG(2)	18,927	12,438,442

United Kingdom - 9.85%
Centrica Plc(2)	2,075,644	9,227,246
National Grid Plc	1,097,430	15,942,048
SSE Plc(2)	387,521	9,927,123
		35,096,417

United States - 41.60%
American Electric Power Co., Inc.(2)	170,500	9,812,275
American Tower Corp.(2)	49,200	5,166,492
American Water Works Co., Inc.(2)	162,000	8,594,100
CMS Energy Corp.(2)	159,900	5,292,690
Corrections Corp. of America(2)	266,957	9,677,191
Crown Castle International Corp.(2)	186,090	15,462,218
Dominion Resources, Inc.	67,900	4,926,145
Duke Energy Corp.(2)	134,900	10,913,410
Edison International	77,900	4,951,324
ITC Holdings Corp.(2)	170,260	6,468,178
Kinder Morgan, Inc.(3)	178,600	7,385,110
NiSource, Inc.(2)	232,700	9,736,168
PG&E Corp.(2)	97,800	4,938,900
Sempra Energy(2)	215,900	24,122,507
Spectra Energy Corp.(2)	121,300	4,594,844
The Williams Cos., Inc.(2)	313,500	16,223,625
		148,265,177

Total Common Stocks		448,632,924
(Cost $427,936,521)

See Notes to Financial Statements.	11

Schedule of Investments

NOVEMBER 30, 2014

(Expressed in U.S. Dollars)

Description	Shares	Value $

MASTER LIMITED PARTNERSHIPS - 7.10%
United States - 7.10%
Buckeye Partners LP(2)	94,800	$7,287,276
Energy Transfer Equity LP(2)	95,740	5,685,999
Enterprise Products Partners LP(2)	133,156	4,972,045
Magellan Midstream Partners LP(2)	88,734	7,355,161
		25,300,481

Total Master Limited Partnerships
(Cost $16,482,406)		25,300,481

Total Investments - 132.99%		473,933,405
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $444,418,927)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 2.15%
Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.01% 7-Day Yield(4)	7,646,600	7,646,600

Total Investments Purchased With Cash Collateral From Securities Loaned		7,646,600
(Cost $7,646,600)

Total Investments -135.14%		481,580,005
(Cost $452,065,527)

Other Assets in Excess of Liabilities - 2.33%		8,301,445

Leverage Facility - (37.47)%(5)		(133,520,971)
Total Net Assets - 100.00%		$356,360,479

(1)	Non-Income Producing Security.

(2)

All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $300,128,165 as of November 30, 2014.

(3)	All or a portion of the security is on loan as of November 30, 2014.

(4)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 7)

(5)	Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (Note 6)

12	See Notes to Financial Statements.

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Corp.	Corporation.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
NV	Naamloze Vennootchap is the Dutch term for a public limited liability corporation.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

NOVEMBER 30, 2014

(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $452,065,527)*	$481,580,005
Cash	17,819,054
Foreign currency, at value (Cost $25,624)	25,504
Dividends receivable	1,128,247
Tax reclaim receivable	398,861
Securities lending interest receivable	25,491
Prepaid arrangement fees on loan outstanding	139,233
Other assets	62,397
Total Assets	501,178,792

LIABILITIES:
Payable for investment securities purchased	2,086,096
Payable for collateral upon return of securities loaned (Note 7)	7,646,600
Loans payable, at value (Cost $136,614,116) (Note 6)	133,520,971
Accrued investment advisory expense	1,157,659
Accrued legal expense	104,707
Accrued directors expense	53,077
Accrued administration expense	32,877
Accrued interest on loans payable	14,456
Other payables and accrued expenses	201,870
Total Liabilities	144,818,313

Net Assets	$356,360,479

COMPOSITION OF NET ASSETS:
Paid-in capital	$318,395,087
Accumulated net investment income	2,720
Accumulated net realized gain on investments and foreign currency	5,419,646
Net unrealized appreciation on investments and foreign currency translation	32,543,026
Net Assets	$356,360,479

Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net Asset Value Per Share	$28.58

*	At November 30, 2014, securities with a market value of $7,310,680 were on loan to brokers.

14	See Notes to Financial Statements.

Statement of Operations

FOR THE YEAR ENDED NOVEMBER 30, 2014

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $1,512,816)	$18,612,731
Securities lending income	138,434
Total Investment Income	18,751,165

EXPENSES:
Investment advisory	4,559,127
Interest on loan	1,595,753
Administration	400,000
Legal	200,442
Audit & tax services	184,320
Directors	180,156
Insurance	92,093
Custody	87,128
Printing	76,845
Transfer agent	25,693
Miscellaneous	82,214
Total Expenses	7,483,771

Net Investment Income	11,267,394

Net realized gain/loss on:
Investment securities	18,024,660
Foreign currency transactions	(384,021)
Net change in unrealized appreciation on:
Investment securities	29,820,110
Translation of liabilities denominated in foreign currencies	3,674,894
Net Realized and Unrealized Gain on Investments	51,135,643

Net Increase in Net Assets From Operations	$62,403,037

See Notes to Financial Statements.	15

Statements of Changes in Net Assets

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

	2014	2013
FROM OPERATIONS:
Net investment income	$11,267,394	$13,551,843
Net realized gain/loss on:
Investment securities	18,024,660	35,769,467
Foreign currency transactions	(384,021)	(427,740)
Net change in unrealized appreciation on investments and foreign currency translation	33,495,004	12,781,543
Net Increase in Net Assets From Operations	62,403,037	61,675,113

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(16,230,209)	(16,846,050)
From net realized gains on investments	(1,225,402)	–
Total Distributions	(17,455,611)	(16,846,050)

CAPITAL SHARE TRANSACTIONS:
Payments for shares redeemed in connection with tender offer (Note 3)	–	(29,605,271)
Total Capital Share Transactions	–	(29,605,271)

Net Increase in Net Assets	44,947,426	15,223,792

NET ASSETS:
Beginning of period	$311,413,053	$296,189,261
End of period*	$356,360,479	$311,413,053
*Includes Accumulated Net Investment Income of:	$2,720	$6,910,438

16	See Notes to Financial Statements.

Statement of Cash Flows

FOR THE YEAR ENDED NOVEMBER 30, 2014

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$62,403,037
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(292,133,056)
Proceeds from disposition of investment securities	287,160,806
Net realized gain on investment securities	(18,024,660)
Net realized loss on foreign currency transactions	384,021
Net change in unrealized appreciation on investments	(29,820,110)
Net change in unrealized appreciation on translation of liabilities denominated in foreign currencies	(3,674,894)
Increase in receivable for collateral for securities loaned	(7,646,600)
Increase in payable upon return of securities loaned	7,646,600
Increase in dividends receivable	(370,651)
Decrease in tax reclaim receivable	270,671
Decrease in securities lending interest receivable	108,910
Increase in prepaid arrangement fees on loan outstanding	(139,233)
Increase in other assets	(1,403)
Increase in accrued interest on loan payable	1,738
Increase in accrued investment advisory expense	113,129
Increase in accrued legal expense	1,903
Increase in accrued directors expense	113
Decrease in other payables and accrued expenses	(15,451)
Net Cash Provided by Operating Activities	6,264,870

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	11,344,843
Cash distributions paid	(17,455,611)
Net Cash Used in Financing Activities	(6,110,768)

Effect of exchange rates on cash	3,290,873
Net increase in cash	3,444,975
Cash, beginning balance	$14,399,583
Cash and foreign currency, ending balance	$17,844,558

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$1,594,015

See Notes to Financial Statements.	17

Financial Highlights

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.98
Income from investment operations:
Net investment income	0.90(2)
Net realized and unrealized gain/loss on investments	4.10
Total from Investment Operations	5.00

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.30)
Net realized gains on investments	(0.10)
Total Distributions	(1.40)

Accretive effect of tender offers	–
Net asset value - end of period	$28.58
Market Price - end of period	$26.60

Total Investment Return - Net Asset Value(5)	21.24%
Total Investment Return - Market Price(5)	28.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$356,360
Ratios to average net assets attributable to common shareholders:
Expenses(6)	2.20%
Expenses excluding interest expense	1.73%
Net investment income	3.32%
Portfolio turnover rate	61%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$133,521
Asset Coverage Ratio to Total Assets(10)	367%

(1)	Certain line items from 2012 have been reclassified to conform to the 2013 presentation.
(2)	Per share amounts have been calculated using average shares method.
(3)	Includes accretive effect of tender offer of $0.21. As shares of common stock were tendered at a price less than NAV (92%), there is an accretive impact to shares remaining in the Fund. (See Note 3)
(4)	Includes accretive effect of tender offer of $0.26. As shares of common stock were tendered at a price less than NAV (95%), there is an accretive impact to shares remaining in the Fund.
(5)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

(6)

For the years ended November 30, 2014, November 30, 2013, November 30, 2012, November 30, 2011 and November 30, 2010, the annualized ratios to average Total Assets were 1.53%, 1.56%, 2.08%, 1.68%, and 1.72%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(7)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 2.11%.
(8)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 1.73%.
(9)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The net investment income ratio, had the reimbursement been included, would have been 4.44%.
(10)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6)

18	See Notes to Financial Statements.

2013		2012(1)	2011	2010

$21.38		$18.94	$19.31	$18.38

1.59		0.97	0.76	0.54
3.08		2.17	(0.41)	1.43
4.67		3.14	0.35	1.97

(1.28)		(0.96)	(0.72)	(1.04)
–		–	–	–
(1.28)		(0.96)	(0.72)	(1.04)

0.21	(3)	0.26 (4)
$24.98		$21.38	$18.94	$19.31
$21.95		$18.85	$16.16	$16.44

24.25%		18.89%	2.24%	12.05%
23.84%		22.85%	2.46%	16.98%

$311,413		$296,189	$327,994	$334,371

2.22%	(7)	2.40%	2.11%	2.19%
1.85%	(8)	1.98%	1.61%	1.69%
4.33%	(9)	4.19%	3.96%	2.89%
70%		71%	53%	85%

$122,176		$108,811	$109,682	$83,692
355%		372%	399%	500%

19

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization and Significant Accounting Policies

The Fund is a diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and organized under the laws of the State of Maryland. The Fund was previously registered as a non-diversified investment company. Pursuant to current positions of the SEC staff, an investment company that is non-diversified but then operates continuously as diversified for three years becomes a diversified investment company. Accordingly, the Fund has become a diversified investment company and may not resume operating in a non-diversified manner without first obtaining shareholder approval. With respect to 75% of its assets, the Fund may not invest more than 5% of its assets in securities or instruments of any single issuer. With respect to the 25% that is not subject to the 5% limitation, the Fund does not intend to acquire, at the time of investment, more than 7% in any one issuer. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

The Fund’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. The Fund is considered an investment company for financial reporting purposes under GAAP.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents:

Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.

Restricted Cash: As of November 30, 2014, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

20

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third-party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on a security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see following description of inputs and levels beginning on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities in accordance with the Fund’s valuation policy.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

21

Notes to Financial Statements

NOVEMBER 30, 2014

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee. Except as otherwise designated by the Board of Directors, the Valuation Committee shall be comprised of at least five members designated by the Fund or MCIM, each of whom are officers of the Fund, representatives of MCIM and/or representatives of ALPS Fund Services, Inc. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: the Portfolio Manager, the Chief Financial Officer (or appropriate designee) or the Trader. The Chief Compliance Officer (or appropriate designee) must be in attendance, but shall be non-voting. In fair valuing the Fund’s investments, the Valuation Committee will consider the Securities and Exchange Commission (the “SEC”) pronouncements on valuations, including Accounting Series Release No. 118, to the extent relevant.

A variety of factors may be considered when determining the fair value of such securities, including, but not limited to the following:

—	the type of security
—	the size of the holding
—	the cost of the holding
—	the financial statements of the issuer
—	the fundamental business data relating to the issuer
—	an evaluation of the forces that influence the market in which these securities are purchased or sold
—	transactions in comparable securities
—	price quotes from dealers and/ or pricing services
—	information obtained from contacting the issuer, analysts or appropriate stock exchange
—	the existence of merger proposals or tender offers that might affect the value of the security

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an

22

indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of each reporting period. There were no transfers during the period.

Changes in valuation techniques may result in transfers between the levels during the reporting period. The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of the Fund’s Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund’s portfolio may include a fair valuation adjustment factor applied to their equity prices as of the end of the period and may be categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end of the period and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1.

There were no Level 3 securities as of November 30, 2014. Thus, a reconciliation of assets in which significant unobservable inputs were used (Level 3) is not applicable for the Fund.

23

Notes to Financial Statements

NOVEMBER 30, 2014

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$32,763,477	$436,974	$—	$33,200,451
Brazil	4,746,901	—	—	4,746,901
Canada	34,182,526	—	—	34,182,526
China	35,993,620	—	—	35,993,620
France	59,327,102	—	—	59,327,102
Germany	14,459,094	—	—	14,459,094
Italy	21,581,717	—	—	21,581,717
Japan	12,871,464	—	—	12,871,464
Luxembourg	4,964,576	—	—	4,964,576
Netherlands	2,397,295	—	—	2,397,295
New Zealand	4,768,367	—	—	4,768,367
Singapore	10,501,050	—	—	10,501,050
Spain	13,838,725	—	—	13,838,725
Switzerland	12,438,442	—	—	12,438,442
United Kingdom	35,096,417	—	—	35,096,417
United States	148,265,177	—	—	148,265,177
Master Limited Partnerships*	25,300,481	—	—	25,300,481
Investments Purchased With Cash Collateral From Securities Loaned	7,646,600			7,646,600
Total	$481,143,031	$436,974	$—	$481,580,005

*	For detailed country descriptions, see accompanying Schedule of Investments,

Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments,

24

at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund has received approval from the SEC for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each quarter to shareholders of common stock after payment of interest on any outstanding borrowings.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

2. Income Taxes and Tax Basis Information

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

25

Notes to Financial Statements

NOVEMBER 30, 2014

As of and during the fiscal year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2008-2014 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The tax character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2014 and 2013, respectively were as follows:

Distributions paid from:

	2014	2013
Ordinary Income	$16,230,209	$16,846,050
Long-Term Capital Gain	1,225,402	–
Total	$17,455,611	$16,846,050

Tax components of distributable earnings are determined In accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended November 30, 2014, the effects of certain differences were reclassified. The Fund decreased its accumulated net investment income by $1,944,903, decreased paid in capital by $84,689, and increased accumulated net realized gain by $2,029,592. These differences were primarily due to the differing tax treatment of foreign currency and investments in partnerships. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

During the year ended November 30, 2014, the Fund utilized $8,428,314 of capital loss carryover.

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated capital gain	$2,904,793
Unrealized appreciation	35,057,879
Other cumulative effect of timing differences	2,720
Total	$37,965,392

26

As of November 30, 2014, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$65,799,401
Gross depreciation on investments (excess of tax cost over value)	(33,770,070)
Net appreciation of foreign currency	3,028,548
Net unrealized appreciation	$35,057,879
Total cost for federal income tax purposes	$449,550,674

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of investments in partnerships and wash sale deferrals. The timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

3. Capital Transactions

	Year Ended November 30, 2014	Year Ended November 30, 2013
	Shares	Shares
Common shares outstanding - beginning of period	12,468,293	13,853,659
Tender offer shares redeemed	—	(1,385,366)
Common shares outstanding - end of period	12,468,293	12,468,293

On March 6, 2013, the Fund commenced a tender offer to purchase for cash up to 1,385,366 (representing approximately 10%) of its issued and outstanding shares of common stock, par value $0.001 per share, at a price equal to 92% of the NAV per share, determined as of the business day immediately following the day the tender offer was to expire. The tender offer subsequently expired on April 3, 2013 and as a result, the Fund redeemed 1,385,366 shares of common stock, at a price equal to $21.37 per share, which represented 92% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on April 4, 2013. The tender offer was oversubscribed and all shares were subject to pro-ration (at a rate of approximately 47.1% in accordance with the terms of the tender offer).

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities for the year ended November 30, 2014, aggregated $287,967,269 and $283,120,947, respectively.

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 21, 2014 the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with

27

Notes to Financial Statements

NOVEMBER 30, 2014

MCIM (the “Advisory Agreement”), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $21,170 for the year ended November 30, 2014.

ALPS Fund Services, Inc. (“ALPS”) is the Fund’s Administrator and Fund Accountant in accordance with certain fee arrangements. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (in arrears). Fees paid to ALPS are calculated based on average daily net assets of the Fund. ALPS receives the greater of the following: an annual minimum of $400,000, or an annualized fee of 0.06% on assets up to $1 billion and an annualized fee of 0.04% on assets above $1 billion.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

6. Leverage

The Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the “BNP Paribas Facility” or “Agreement”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (“MCF”), under the BNP Paribas Facility is $120,000,000 and €40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month) following a ramp up period. The Fund pays 0.70% per annum above 3-month LIBOR for the U.S.

28

Dollar line and 0.70% above the 3-month EURIBOR for the Euro line. The Fund pays a commitment fee of 0.50% on the undrawn MCF.

On July 23, 2014, $60,000,000 of the U.S. Dollar line was fixed at a rate of 2.453% for a five year period. The fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

As of November 30, 2014, the Fund had $30,000,000 and €35,000,000 in leverage outstanding on the variable lines and $60,000,000 outstanding on the fixed line. The daily average amounts outstanding on the variable lines were $74,205,479, with an average rate on the borrowing of 0.93%, and €28,306,011, with the average rate on borrowing of 0.92%.

The unused amounts under the BNP Paribas Facility were $30,000,000 and €5,000,000 at November 30, 2014. The loan payable is carried at cost, and the Euro line is adjusted for foreign currency translation daily. At November 30, 2014 the Fund maintained an asset coverage of 367% and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $300,128,165.

7. Lending of Portfolio Securities

From time to time the Fund may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Under the lending agreement, the Fund has the right to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral that is invested in the Invesco Short-Term Investments Trust Treasury Portfolio. This collateral must be valued daily; should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on

29

Notes to Financial Statements

NOVEMBER 30, 2014

its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of November 30, 2014, the Fund had securities on loan valued at $7,310,680 and received cash collateral with a value of $7,646,600.

The lending agreement is considered a master netting agreement and in the event of a default by the borrower, creates a single payment obligation for the Fund. The following table presents the securities on loan subject to a master netting agreement as of November 30, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statement of Assets and Liabilities	Net Amounts Presented In The Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral Pledged	Net Amount
Securities Lending	$7,310,680	$—	$7,310,680	$(7,310,680)	$—	$—
Total	$7,310,680	$—	$7,310,680	$(7,310,680)	$—	$—
*	These amounts do not include the excess collateral received.

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750 and the Chairman of the Board of Directors receives a quarterly retainer of $10,938. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On December 5, 2014, the Fund announced a Board-approved regular quarterly distribution of $0.35 per common share. The distribution was paid on December 31, 2014 to shareholders of record on December 23, 2014.

30

Report of Independent Registered Public Accounting Firm

NOVEMBER 30, 2014

To the Board of Directors and Shareholders of Macquarie Global Infrastructure Total Return Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

January 14, 2015

31

Additional Information

NOVEMBER 30, 2014 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

—

If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

—

If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies

32

returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 30170, College Station, TX 77842-3170, 1-866-587-4518.

Board Approval of Investment Advisory and Management Agreement

The Directors, including all of the non-interested Directors, met on July 21, 2014 and considered the continuation of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”) for a one-year term. In their consideration, the Directors took into account a memorandum from MCIM titled “Information in support of renewal of Investment Advisory Agreement” dated July 2014, regarding the services rendered to the Fund by MCIM (the Memorandum), relevant information provided and discussed during the meeting, the experience of the principal portfolio managers, as well as the broader portfolio management team, the organizational structure and key personnel of MCIM’s securities business and MCIM’s financial statements and information relating to its profitability. The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Investment Advisory and Management Agreement” dated June 16, 2014 describing the legal duties of the Directors under the Investment Company Act of 1940, which was reviewed with their independent counsel. The Directors also considered information prepared by Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for management services and expense and performance characteristics to those of other funds. In particular, the Directors considered the following:

33

Additional Information

NOVEMBER 30, 2014 (unaudited)

(a)	The nature, extent and quality of services provided by the Adviser. The Directors reviewed the services that MCIM provides to the Fund and considered its reputation as a manager of infrastructure assets. The Independent Directors considered the information in the Memorandum, specifically related to the position of the Macquarie Fund Group (“Macquarie”) as a global market leading infrastructure manager, Macquarie’s global infrastructure network, the extent of MCIM’s team and its ability to leverage Macquarie’s global infrastructure capabilities, its strong portfolio construction and risk management process and the Fund’s performance in light of current economic conditions. Based on this presentation, the Directors concluded that the nature, extent and quality of services provided to the Fund by MCIM under the Advisory Agreement supported the Board’s re-approval of the Advisory Agreement.
(b)	Management fee, expense ratio and investment performance of the Fund, including a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors reviewed two sets of presentations prepared by Lipper that compared the Fund’s performance, management fees and expenses to other closed-end sector equity funds, including the other closed-end infrastructure fund sub-advised by MCIM. One set of funds was selected by Lipper and the other set selected by MCIM based on disclosed criteria. The Independent Directors reviewed the section of the Memorandum explaining the limitations of the Lipper data. The Directors concluded that the Fund’s fees appeared commensurate with the responsibilities undertaken by MCIM when carrying out the Fund’s complex investment process. The Directors concluded that the information presented supported the re-approval of the Advisory Agreement.

(c)	Cost of the services to be provided and profits realized by MCIM from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by MCIM and the profits realized by MCIM from its relationship with the Fund. It was noted that affiliates of MCIM did not derive any material direct or indirect economic benefits from MCIM’s relationship with the Fund, other than through commissions received by an affiliated broker/ dealer. On a quarterly basis, the Board is provided with the Rule 17e-1 transaction reports, including commissions paid with respect to those transactions. Rule 17e-1 transactions are those executed with an affiliated broker-dealer. Currently, the commissions paid for every trade is an agreed-upon five (5) basis points. After reviewing the pro forma financial information, the Directors concluded that the

34

profitability of MCIM attributable to the Fund did not suggest that the investment advisory fee was so disproportionately large that it could not have been the product of arms’ length bargaining.
(d)	The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that, because the Fund is a closed-end fund without daily inflows and outflows of capital, together with the decline in the Fund’s assets, there were not at this time significant economies of scale to be realized by MCIM in managing the Fund’s assets.

Conclusion. No single factor was determinative to the decision of the Directors. In addition, the Directors’ consideration of the advisory fee arrangements had the benefit of a number of years of reviews during which lengthy discussions took place between the Directors and MCIM representatives. Certain aspects of the arrangements may have received greater scrutiny in some years than in others, and the Directors’ conclusions may be based, in part, on information considered in prior years or learned throughout the period of their service. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including the Independent Directors, concluded that the advisory fee is reasonable in relation to the services provided by MCIM to the Fund, as well as the costs incurred and benefits gained by MCIM in providing such services. As a result, all of the Directors, including the Independent Directors, approved the continuation of Advisory Agreement. It was noted that the Independent Directors were represented by independent counsel who assisted them in their deliberations. Certain discussions and conclusions occurred during executive session but are summarized here, for ease of presentation.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

35

Additional Information

NOVEMBER 30, 2014 (unaudited)

Designation Requirements

The Fund designates the following for federal income tax purposes for the year ended November 30, 2014.

Foreign Taxes Paid	$736,144
Foreign Source Income	$6,966,763

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2013, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	16.57%
Qualified Dividend Income	55.62%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $1,225,402 as a long-term capital gain distribution.

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

36

Intentionally Left Blank

Directors & Officers

NOVEMBER 30, 2014 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public company directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Gordon A. Baird* Birth Year: 1968	Class I Director	Since – July 2005
Thomas W. Hunersen* Birth Year: 1958	Class II Director	Since – July 2005
Chris LaVictoire Mahai* Birth Year: 1955	Class III Director	Since – July 2005

Biographical Information of the Interested Directors of the Fund
Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Brad Frishberg Birth Year: 1967	Class III Director	Since – January 2011

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)

Each Director’s term of office extends until the next stockholder meeting called for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

38

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships

Mr. Baird has been the Chief Executive Officer and on the Board of Directors of Independence Bancshares, Inc. since 2012. Previously, Mr. Baird had been an adviser to Thomas H. Lee Partners L.P., a Boston-based private equity firm. Prior to his involvement with Thomas H. Lee Partners L.P., from 2003 to 2011, Mr. Baird had been the Chief Executive Officer and Member of the Board of Directors of Paramax Capital Partners LLC, an asset management firm specializing exclusively in the financial services industry. Prior to this, Mr. Baird worked as a private equity analyst in the investment management group at State Street Bank and Trust Company and the ABS securitization group at State Street Capital Corporation. Mr. Baird is a Chartered Financial Analyst.

	1	1

Mr. Hunersen is former Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland, 2013; Head of Strategy Projects – North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None

Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.	1	None

39

Directors & Officers

NOVEMBER 30, 2014 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Birth Year and Address of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)
Brad Frishberg Birth Year: 1967 125 West 55th Street New York, NY10019	Chief Executive Officer and President	Since – May 2010

William Fink Birth Year: 1968 125 West 55th Street New York, NY10019	Chief Compliance Officer	Since – September 2014

James Blake Birth Year: 1963 125 West 55th Street New York, NY10019	Chief Compliance Officer	From February 2011 to September 2014

John H. Kim Birth Year: 1971 125 West 55th Street New York, NY10019	Chief Legal Officer and Secretary	Since – February 2011

Meredith Meyer Birth Year: 1973 125 West 55th Street New York, NY10019	Chief Financial Officer and Treasurer	Since – February 2011

(1)	Each officer serves an indefinite term.

40

Principal Occupation(s) During Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.

Mr. Fink is a Senior Manager for Macquarie Bank Limited (September 2014 – present); previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 – September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 – December 2010).

Mr. Blake was an Associate Director for Macquarie Bank Limited (February 2011 - September 2014) and Senior Compliance Officer for Delaware Management Business Trust, a subsidiary of Macquarie Group Limited (August 2001 - January 2011).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Funds Group (June 2009 – present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Ms. Meyer is an Associate Director and Chief Operating Officer of MCIM (2009 – present). She has been with Macquarie Funds Group since 2007. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

41

Privacy Practices Notice

NOVEMBER 30, 2014 (unaudited)

Information, confidential and proprietary, plays an important role in the success of our business. We recognize that you have entrusted us with your personal and financial data and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us and we hold ourselves to the highest standards in its safekeeping and use. We do not sell your personal information to third parties. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our Privacy Practices Notice as required by law. Even after that relationship ends, we will continue to protect your personal information.

We want you to know how we collect personal information from you and how we use that information. The type of data we collect may include your name, address, social security number, age, tax information, transaction history, account balance and other personal information from your account application or the ownership records of the Fund. In order to verify your identity or to prevent fraud, we may obtain information about you from third parties. In servicing your account, we provide your personal information to our affiliates (including those who are involved in the operation, administration or management of, or the sale of interests in, the Fund) and non-affiliated service providers, only as permitted by law. For example, we may share such information in connection with the administration and operations of the Fund, including disclosure to attorneys, accountants, auditors, administrators, or companies that assist us. As emphasized above, we do not provide investor or former investor information including names, addresses, or investor lists to outside companies except in furtherance of our business relationship with you, as authorized by you, or as otherwise permitted by law. In the event of a sale of all or part of our business, we may share customer information as part of the sale.

Within the Fund and its affiliates, access to investors’ non-public personal information is restricted to employees who need to access that information to provide products or services to clients and investors. We maintain physical, electronic, and procedural safeguards that comply with federal standards. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information. Our clients’ and investors’ right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media.

We consider privacy a fundamental right of clients and investors and take seriously our responsibility to protect client and investor information. We will adhere to the policies and procedures described above for both current and former clients and investors.

You do not need to take any action because of this notice.

This page is not part of the annual report.

42

Intentionally Left Blank

1-800-910-1434

Macquarie Global Infrastructure
Total Return Fund Inc.
125 West 55th Street
New York, NY 10019

macquarie@alpsinc.com

www.macquarie.com/mgu

Item 2.  Code of Ethics.

(a)

The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.” Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)    Audit Fees:    The aggregate fees billed for each of the last two fiscal years ended November 30, 2014 and 2013 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $89,100 and $85,700, respectively.

(b)    Audit-Related Fees:    The aggregate fees billed in each of the last two fiscal years ended November 30, 2014 and 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,421 and $5,540, respectively. These fees are for out-of-pocket expenses related to travelling to complete the Registrant’s audit and additional board meeting attendance.

(c)    Tax Fees:    The aggregate fees billed in each of the last two fiscal years ended November 30, 2014 and 2013 for professional services rendered by the principal accountant for tax compliance,

tax advice and tax planning which includes the filing of federal and excise tax returns and preparation of state tax returns, were $56,470 and $51,540, respectively.

(d)    All Other Fees:    The aggregate fees billed in each of the last two fiscal years ended November 30, 2014 and 2013 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)    Audit Committee Pre-Approval Policies and Procedures:    All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)    No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2014 and 2013 were $0 and $0, respectively.

(h)        The Registrant’s audit committee received annual reports from the Registrant’s independent registered public accounting firm disclosing services provided to the investment adviser’s affiliates throughout the world and have confirmed their independence for both fiscal years ended November 30, 2014 and 2013.

Item 5.  Audit Committee of Listed Registrants.

(a)        The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members: Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

(b)        Not applicable.

Item 6.  Investments.

(a)        The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of Institutional Shareholder Services to make recommendations to MCIM with respect to voting proxies related to securities held by MGU. Institutional Shareholder Services’ recommendations will be based on Institutional Shareholder Services’ pre-established voting guidelines.

c) MCIM will review each Institutional Shareholder Services recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with an Institutional Shareholder Services recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with Institutional Shareholder Services’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the Institutional Shareholder Services recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to Institutional Shareholder Services’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers:

Name	Title	Length of Service	Business Experience During the Past 5 Years
Jonathon Ong, CFA	Co-Portfolio Manager	Since November 2012	Mr. Ong joined the MFG Infrastructure Securities team in Sydney as a Portfolio Manager in January 2008. He has been a member of the team’s Investment Committee since then. He has over 20 years of investment experience including 11 years as a Portfolio Manager. Prior to joining Macquarie, Mr. Ong held analyst and PM roles at Credit Suisse Asset Management (“CSAM”), where he worked for 8 years in Sydney and Tokyo. His portfolio management and analytical responsibilities were primarily focused on infrastructure and related stocks. Prior to CSAM, he spent 3 years as an Asia-Pacific telecom analyst for Bankers Trust, having started his career as a sell-side analyst in Hong Kong for Kim Eng Securities. Mr. Ong earned a Bachelor of Science degree from the University of Melbourne and a Bachelor of Business (Banking and Finance) from Monash University.
Brad Frishberg, CFA	Co-Portfolio Manager	Since November 2012	Mr. Frishberg is the head of Macquarie’s infrastructure securities investment business and serves as its Chief Investment Officer. He is also a co-portfolio manager for a number of portfolios. He has more than 20 years of asset management experience. Prior to joining Macquarie in 2009, Mr. Frishberg was managing director and US equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in

London, Tokyo, and New York. He started his career at Aetna Asset Management as an international analyst and then as a portfolio manager for Japanese equity and fixed income. Mr. Frishberg earned his Bachelor’s degree in business economics from Brown University and his Master’s degree in economics from Trinity College.

(a)(2) Other Accounts Managed as of November 30, 2014:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets
Jonathon Ong	0, $0	3, $634M	3, $322M	0
Brad Frishberg	0, $0	4, $251M	0, $0	0

Material Conflicts of Interest. Macquarie Capital Investment Management LLC (the “Adviser”) believes that Mr. Ong’s and Mr. Frishberg’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3)	Portfolio Manager Compensation as of November 30, 2014:

Compensation consists of three components:

1.	fixed remuneration in the form of a base salary;

2.	variable (at risk) pay in the form of an annual profit share allocation; and

3.	a long term incentive in the form of stock (applies to Director level employees only).

Fixed remuneration takes into consideration the role of each individual and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from 1 July of that year.

Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group’s ability to attract and retain high caliber talent.

(a)(4)	Dollar Range of Securities Owned by Portfolio Managers as of November 30, 2014:

Portfolio Manager	Dollar Range of Equity Securities in Registrant[1]
Jonathon Ong	None
Brad Frishberg	$100,001-$500,000

1“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of giving notice by the stockholders as provided in the Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business, and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice and at the time of the special meeting, who is entitled to vote at the meeting in the election of each person so nominated, and who has complied with the advance notice provisions of the Bylaws.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing date of the report and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 12.A.1 to the Registrant’s Form N-CSR for its fiscal year ended November 30, 2009, filed electronically with the Securities and Exchange Commission on February 8, 2010.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	February 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	February 6, 2015

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	February 6, 2015